EXHIBIT 10.1
Amendment No. 3
Dated as of September 27, 2013
to
Second Amended and Restated Loan Agreement
Dated as of September 29, 2010
This Amendment No. 3 (this “Amendment”), dated as of September 27, 2013, to the Second Amended and Restated Loan Agreement, dated as of September 29, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), is made by and among G&K Receivables Corp., a Minnesota corporation (“Borrower”), G&K Services, Inc., a Minnesota corporation, in its capacity as the initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, “Servicer”), SunTrust Bank (together with its successors and permitted assigns, “Lender”), SunTrust Bank, a Georgia banking corporation, as letter of credit issuer (in such capacity, the “LC Issuer”) and SunTrust Robinson Humphrey, Inc., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, “Administrator”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.
Background
A.    The parties hereto have previously entered into and are currently parties to the Loan Agreement.
B.    The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:
(a)    The defined term “Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Commitment Termination Date” means the earliest to occur of (i) the Scheduled Commitment Termination Date, (ii) the date of any termination of the Lender's Commitment pursuant to Section 2.7 and (iii) the effective date on which the Lender's Commitment is terminated pursuant to Section 10.3.
(b)    The defined term “LC Sublimit” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“LC Sublimit” means, at any time, the lesser of (a) $40,000,000 and (b) the Facility Limit.
(c)    The defined term “Liquidity Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.
(d)    The defined term “Reserve Floor” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Reserve Floor” means, for any Calculation Period, the greater of (a) 15% and (b) the sum of (i) 10% plus (ii) the product of (A) the Expected Short Dilution Ratio and (B) the Short Dilution Horizon Ratio, plus (iii) the product of (A) the Expected Long Dilution Ratio and (B) the Long Dilution Horizon Ratio.
(e)    The defined term “Scheduled Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Scheduled Commitment Termination Date” means September 27, 2016, as extended from time to time by mutual agreement of the parties hereto.

(f)    Section 2.6 (Extension of Lender's Commitment) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
Section 2.6.    Extension of Lender's Commitment. The Lender's Commitment shall terminate on the Commitment Termination Date. Notwithstanding the foregoing, not more than 60 days prior to the Scheduled Commitment Termination Date in effect from time to time, Borrower may request that Lender consent to extend the Scheduled Commitment Termination Date for a period not to exceed three (3) years. Administrator shall advise Borrower in writing whether each request made pursuant to the foregoing sentence has been granted within thirty (30) days after such request has been made and whether such consent is subject to satisfaction of any conditions precedent. If any such request is not granted within thirty (30) days after such request has been made, the Scheduled Commitment Termination Date shall remain unchanged. If any such request is granted within thirty (30) days after such request has been made, the Scheduled Commitment Termination Date shall be extended as provided in Administrator's written notice upon satisfaction of any conditions precedent specified therein (including, without limitation, payment of the Extension Fee).
(g)    Schedule 15.3 (Notice Addresses) of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 15.3 hereto.
Section 2.    Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Administrator shall have received counterparts of this Amendment duly executed by each party hereto;
(b)    Administrator shall have received a fully executed Ninth Amended and Restated Fee Letter; and
(c)    Administrator shall have received the Extension Fee (as amended by the Ninth Amended and Restated Fee Letter).
Section 3.    Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Loan Agreement as amended hereby.
Section 4.    Expenses. Borrower hereby reaffirms its obligations under Section 15.4 of the Loan Agreement to pay all costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the LC Issuer, the Administrator, the Lender, each Liquidity Bank, each Credit Bank and Servicer in connection with the preparation, execution and delivery of this Amendment and the agreements and instruments related hereto.
Section 5.    Effect. Except as otherwise amended by this Amendment, the Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed.
Section 6.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 7.    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York without regard to the conflict of law principles thereof (other than Section 5-1401 of the New York General Obligations Law) except to the extent that the laws of another jurisdiction govern the perfection, or the effect of perfection or nonperfection, of the security interests of Administrator, for the benefit of the Secured Parties.
Section 8.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.
[Signatures follow]

In Witness Whereof, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
G&K Receivables Corp., as Borrower

By: /s/ Jeffrey L. Wright

Name:	Jeffrey L. Wright

Title:	EVP and CFO
G&K Services, Inc., as Initial Servicer

By: /s/ Jeffrey L. Wright

Name:	Jeffrey L. Wright

Title:	EVP and CFO

Signature Page
to
Amendment No. 3 to Second Amended and Restated Loan Agreement

SunTrust Bank, as Lender

By: /s/ Jason Meyer

Name:	Jason Meyer

Title:	First Vice President

Signature Page
to
Amendment No. 3 to Second Amended and Restated Loan Agreement

SunTrust Robinson Humphrey, Inc., as Administrator
By: /s/ Jason Meyer

Name:	Jason Meyer

Title:	Director

Signature Page
to
Amendment No. 3 to Second Amended and Restated Loan Agreement

SunTrust Bank, as LC Issuer
By: /s/ Jason Meyer

Name:	Jason Meyer

Title:	First Vice President

Signature Page
to
Amendment No. 3 to Second Amended and Restated Loan Agreement

Schedule 15.3

Notice Addresses
Borrower:
G&K Receivables Corp.
5995 Opus Parkway
Minnetonka, MN 55343
Attention: Shane Steffensen, Assistant Treasurer
Phone:    952-912-5730
Fax:    952-912-5950
Servicer:
G&K Services, Inc.
5995 Opus Parkway
Minnetonka, MN 55343
Attention: Shane Steffensen, Assistant Treasurer
Phone:    952-912-5730
Fax:    912-912-5950
Lender:

SunTrust Bank
MC GA-ATL-3950
3333 Peachtree Road, NE
10th Floor East
Atlanta, Georgia 30326
Attention: Agency Services
Phone:    404-588-8450
Fax:    404-495-2170
Email: agency.services@suntrust.com
Administrator:
SunTrust Robinson Humphrey, Inc.
MC GA-ATL-3950
3333 Peachtree Road, NE
10th Floor East
Atlanta, Georgia 30326
Attention: Michael Peden, Vice President
Phone:    404-926-5499
Fax:    404-926-5100
LC Issuer:
SunTrust Bank
International Operations/Standby LC Dept
16th Floor, 25 Park Place
Atlanta, GA 30303
Attention: Aimee Maier
Phone:    404-532-0947
Fax:    404-588-8129